Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
DEBT

NOTE 4. DEBT

Short-term variable rate domestic borrowings from commercial paper issuances were $149.4 million (weighted-average interest rate of .4%) at December 31, 2011 and $298 million (weighted-average interest rate of .4%) at January 1, 2011.

The Company had $76.2 million (weighted-average interest rate of 12.9%) and $81.8 million (weighted-average interest rate of 10.6%) of borrowings outstanding under foreign short-term lines of credit at December 31, 2011 and January 1, 2011, respectively.

Uncommitted lines of credit were approximately $452 million at December 31, 2011 and may be cancelled at any time by the Company or the banks.

Unutilized available short-term financing arrangements totaled $1.05 billion at December 31, 2011.

Commitment fees related to the Company’s committed lines of credit in 2011, 2010, and 2009, were $2.5 million, $2.6 million, and $2.3 million, respectively.

Long-term debt and its respective weighted-average interest rates at December 31, 2011 consisted of the following:

(In millions)	2011	2010

Medium-term notes:
Series 1995 at 7.5% — due 2015 through 2025	$50.0	$50.0
Long-term notes:
Senior notes due 2013 at 4.9%	250.0	250.0
Senior notes due 2017 at 6.6%	249.2	249.2
Senior notes due 2020 at 5.4%	249.8	249.8
Senior notes due 2033 at 6.0%	150.0	150.0
Other long-term borrowings	6.8	8.4
Less amount classified as current	(1.6)	(1.2)
Total long-term debt	$954.2	$956.2

The Company’s medium-term notes have maturities from 2015 through 2025 and accrue interest at various fixed rates.

Maturities of long-term debt for each of the next five fiscal years and thereafter are expected to be as follows:

Year	(In millions)

2012 (classified as current)	$1.6
2013	251.9
2014	1.6
2015	5.8
2016	.1
2017 and thereafter	694.8

In December 2011, the Company amended and restated its revolving credit facility (the “Revolver”) with certain domestic and foreign banks, which reduced the amount available thereunder from $1 billion to $675 million. The amendment extended the Revolver’s maturity date to December 22, 2016, modified the minimum interest coverage financial covenant level, and adjusted pricing to reflect market conditions. The maturity date may be extended for one-year periods under certain circumstances as set forth in the agreement. Commitments under the Revolver may be increased by up to $250 million, subject to lender approval and customary requirements. Financing available under the Revolver will be as a commercial paper back-up facility and to finance other corporate requirements. In conjunction with the amendment, the Company recorded a debt extinguishment loss of $.7 million (included in “Other expense, net” in the Consolidated Statements of Operations) related to the unamortized debt issuance costs for the original Revolver. No balances were outstanding under the Revolver as of December 31, 2011.

In March 2009, the Company completed an exchange of approximately 6.6 million units (or 75.15%) of its HiMEDS units. The Company issued approximately 6.5 million shares of its common stock and paid approximately $43 million in cash for the exchanged HiMEDS units with a carrying value of approximately $331 million. As a result of this exchange, the Company recorded a debt extinguishment loss of approximately $21 million (included in “Other expense, net” in the Consolidated Statements of Operations) in the first quarter of 2009, which included a write-off of $9.6 million related to unamortized debt issuance costs. In November 2010, the Company completed the remarketing of its remaining HiMEDS senior notes in accordance with the original terms of the HiMEDS units by purchasing approximately $109 million of these senior notes. In aggregate, this remarketing resulted in the extinguishment of approximately $109 million of senior notes and the issuance of approximately 2.1 million shares of the Company’s common stock. As a result of this remarketing, the Company recorded a debt extinguishment loss of $2.8 million (included in “Other expense, net” in the Consolidated Statements of Operations), which consisted of a write-off related to unamortized debt issuance costs.

In April 2010, the Company issued $250 million of senior notes bearing an interest rate of 5.375% per year, due April 2020. Approximately $248 million in proceeds from the offering, net of underwriting discounts and offering expenses, were used, together with commercial paper borrowings, to repay the $325 million in indebtedness outstanding under a credit agreement of a wholly-owned subsidiary of the Company (“the Credit Facility”) in May 2010. In the second quarter of 2010, the Company recorded a debt extinguishment loss of $1.2 million related to unamortized debt issuance costs from the Credit Facility.

The Company’s various loan agreements in effect at year end require that it maintain specified financial covenant ratios of total debt and interest expense in relation to certain measures of income. As of December 31, 2011, the Company was in compliance with its financial covenants.

The Company’s total interest costs in 2011, 2010, and 2009 were $75.8 million, $80.2 million, and $89.1 million, respectively, of which $4.8 million, $3.9 million, and $4.2 million, respectively, were capitalized as part of the cost of assets.

The fair value of the Company’s long-term debt is estimated primarily based on the credit spread above U.S. Treasury securities on notes with similar rates, credit rating, and remaining maturities. The fair value of the Company’s total debt, including short-term borrowings, was $1.22 billion at December 31, 2011 and $1.39 billion at January 1, 2011. Fair value amounts were determined primarily based on Level 2 inputs, which are defined as inputs other than quoted prices in active markets that are either directly or indirectly observable. Refer to Note 1, “Summary of Significant Accounting Policies.”

The Company had standby letters of credit with an aggregate contract amount outstanding totaling $36.1 million and $41.1 million at December 31, 2011 and January 1, 2011, respectively. The aggregate contract amount of outstanding standby letters of credit approximated fair value.